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                                                                   EXHIBIT 23.12

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form S-4 (No. 333-87481) of our report, dated January 30, 1998, relating to the consolidated financial statements of Downey Bancorp and subsidiary. We also consent to the reference to our Firm under the caption "Experts" in the Prospectus.

McGladrey & Pullen LLP


Pasadena, California
December 2, 1999